[MHM March 28, 2014]
[Translation]

Annual Securities Report

(the Nineteenth Term)
From: October 1, 2012
To: September 30, 2013

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report
(the Nineteenth Term)
From: October 1, 2012
To: September 30, 2013

To: Director of Kanto Local Finance Bureau
Filing Date of ASR: March 28, 2014

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Jonathan S. Horwitz
of Representative:	Executive Vice President, Principal Executive
Officer, and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report
is available for Public Inspection

Not applicable.

Note 1: U.S.$ amounts are translated into Japanese Yen at the rate of U.S.$l.00 = 105.39, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 30th, 2013.

Note 2: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called “Putnam DIT” in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only class C and class M shares of the Fund were previously offered for purchase in Japan. The Fund has not offered shares for purchase in Japan since September 2005. The Fund also offers, in the United States of America, other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder’s permission and send the shareholder the proceeds after providing the shareholder with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

GOAL

The Fund seeks as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company”) believes is consistent with preservation of capital.

Investments

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The Fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

Under normal market conditions, the Fund invests 15%–65% of its net assets in each of (a) the U.S. and investment-grade sector, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the international sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of its net assets in U.S. government securities.

RISKS

It is important to understand that investors can lose money by investing in the Fund.

The value of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The value of bond investments is also affected by changing market perceptions of the risk of default. The risks associated with bond investments include interest rate risk, which means the value of the Fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. Non-U.S. investments, particularly investments in emerging markets may carry risks associated with potentially less stable economies or governments( such as the risk of seizure by a non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. The Fund’s use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) History of the Fund:

August 11, 1988: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

September 7, 1988: Adoption of the Amended and Restated Agreement and Declaration of Trust.

(3) Structure of the Fund:

(A) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC (the “Investment Management Company”) renders investment management services to the Fund. It is responsible for making investments decisions for the Fund and managing the Fund’s other affairs and business.

b. Putnam Investments Limited (the “Sub-Investment Management Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. Putnam Investor Services, Inc. (the “Investor Servicing Agent”) acts as Investor Servicing Agent.

d. State Street Bank and Trust Company (the “Custodian” and “Sub-Accounting Agent”) acts as Custodian and Sub-Accounting Agent.

e. Putnam Retail Management Limited Partnership (the "Principal Underwriter") provides marketing services to the Fund.

f. SMBC Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the Agent Company.

(B) The Names of Related Parties of the Fund, their Roles in Management of the Fund and Outline of Agreements concluded between the Related Parties and the Fund or concluded between the Related Parties:

Related Party	Role in Management	Outline of Agreement
of the Fund

Putnam Investment	Investment	Management Contract with the Fund
Management, LLC	Management Company	dated February 27, 2014 as to
Investment Management Company’s
providing investment management
services for the Fund. (Note 1)

Putnam	Sub-Investment	Sub-Management Contract with
Investments	Management Company	Investment Management Company
Limited		dated February 27, 2014 as to
Sub-Investment Management
Company’s providing sub-investment
management services for a portion of
the Fund’s assets. (Note 2)

Putnam Investor	Investor Servicing	Amended and Restated Investor
Services, Inc.	Agent	Servicing Agreement -Open End
Funds with the Fund and with
Investment Management Company
dated July 1, 2013 as to Investor
Servicing Agent’s providing investor
servicing agent functions to the Fund.
(Note 3)

State Street Bank	Custodian and	Master Custodian Agreement with the
and Trust Company	Sub-Accounting Agent	Fund dated January 1, 2007 as to
Custodian’s providing custody
services to the Fund. (Note 4)
Master Sub-Accounting Services
Agreement with Investment
Management Company dated January
1, 2007 as to Sub-Accounting Agent’s
providing certain administrative,

pricing, and bookkeeping services for
the Fund.(Note 5)

Putnam Retail	Principal Underwriter	Distributor’s Contract with the Fund,
Management		An agreement dated July 1, 2013,
Limited Partnership		relating to distribution of Class C and
Class M shares

SMBC Friend	Distributor in Japan	Japan Dealer Sales Agreement with
Securities Co., Ltd.		Principal Underwriter on May 19,
1997 (amended on February 1, 2003)
regarding sales of Class C shares and
Class M shares in Japan. (Note 6)

SMBC Friend	Agent Company	Agent Securities Company Agreement
Securities Co., Ltd.		with the Fund on February 1, 2003 as
to Agent Company’s providing agent
company services regarding Class C
shares. (Note 7)
Agent Securities Company Agreement
with the Fund on May 2, 1997 as to
Agent Company’s providing agent
company services regarding Class M
shares. (Note 7)

(Note 1) The Management Contract is an agreement by which the Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund's assets.

(Note 2) The Sub-Management Contract is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company.

(Note 3) The Amended and Restated Investor Servicing Agreement -Open End Funds is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The Master Custodian Agreement is an agreement by which the Custodian agrees to provide custody services to the Fund.

(Note 5) The Master Sub-Accounting Services Agreement is an agreement under which the Investment Management Company has delegated to the Sub-Accounting Agent responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) The Japan Dealer Sales Agreement is an agreement by which the Distributor in Japan agrees to sell Shares delivered by the Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 7) The Agent Securities Company Agreement is an agreement by which the Agent Company, appointed by the Fund, agrees to distribute prospectuses relating to the Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(C) Outline of the Management Company

1. Fund

a) Law of Place of Incorporation:

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end diversified investment management company under the Investment Company Act of 1940.

b) Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c) History of the Fund:

August 11, 1988: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

September 7, 1988: Adoption of the Amended and Restated Agreement and Declaration of Trust.

d) Amount of Capital Stock:

Not applicable.

e) Information Concerning Major Shareholders:

Not applicable.

2. Putnam Investment Management, LLC (the “Investment Management Company”)

a) Law of Place of Incorporation:

The Investment Management Company is a limited liability company organized under the law of the State of Delaware on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (“SEC”).

b) Purpose of the Company:

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c) History of the Company:

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly manages the Fund's portfolio. There are 151 investment professionals in Boston, London and Tokyo. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with approximately $76.7 billion in aggregate net asset value in over 4 million shareholder accounts as of the end of December, 2013. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages U.S. and non U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, the Sub-Investment Management Company, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds. Total assets under management of Putnam entities are nearly $150 billion as of the end of December, 2013.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company and the Investor Servicing Agent are subsidiaries of Putnam Investments, LLC(“Putnam Investments”), which is located at One Post Office Square, Boston, Massachusetts 02109 and of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which The Desmarais Family Residuary Trust through a group of private holding companies which it controls, has voting control. This voting control over Power Corporation of Canada shares was transferred from the Honourable Paul G. Desmarais to The Desmarais Family Residuary Trust upon Mr. Desmarais’ death on October 8, 2013.

d) Amount of Capital Stock:

1. Amount of Member’s equity of the Investment Management Company (as of the end of December, 2013) $31,629,941*(approximately JPY 3.33billion) (Unaudited)

2. Member’s equity for the past five years:

Year	Member’s Equity
End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$135,510,826
End of 2012	$21,073,034*
End of 2013	$31,629,941*(Unaudited)

* Consists of all components of equity and Parent Company relationship.

e) Information Concerning Major Shareholders:

As of December 31, 2013, all the outstanding interests of the Investment Management Company were owned by Putnam Investments. See subsection c) above.

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

A copy of the declaration of trust must be filed with the Secretary of the Commonwealth of Massachusetts and where the trust has a usual place of business. Any amendment of the declaration of trust must be filed with the Secretary within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

The Fund has elected and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of U.S. federal income taxes on income and gains distributed in a timely manner to shareholders in the form of dividends.

f. Commodity Exchange Act

The Fund is a commodity pool under the Commodity Exchange Act (the “CEA”) and Putnam Management is registered as a “commodity pool operator” under the CEA with respect to this Fund. Consequently, Putnam Management is required to make periodic disclosures, relating to the Fund, to investors and regulators, including the Commodity Futures Trading Commission (“CFTC”).

g. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

(5) Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the 1940 Act and the CEA, the Fund is required to send to its shareholders annual and semiannual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(iii) Disclosure to the CFTC

The operator of the fund files with the National Futures Association periodic and annual reports regarding the fund in accordance with the CEA.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law: When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements. The said documents are made available for public inspection for the investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors “Mandatory Prospectuses” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. Moreover, if requested from investors, the

Distributor or Sales Handling Companies of the Shares shall deliver to the investors “Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if requested, in accordance with the stipulation of the Financial Instruments and Exchange Law.. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Fund conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters relating to the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951, as amended) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Fund amends the Agreement and Declaration of Trust of the Fund, etc., it must file in advance the details of such amendment and reasons for such amendment, etc. with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons for such amendment, etc. before such amendment.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unit holders known in Japan.

(6). Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC, CFTC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. The CFTC has the broad authority to oversee the application and enforcement of the CEA. The CEA, and the regulations promulgated thereunder, broadly govern trading in commodity interests and related activities.

c. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

2. INVESTMENT POLICY

(1) Investment Policy

GOAL

The Fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Investments

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The Fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

(2) Objective of Investment

Under normal market conditions, the Fund invests 15%–65% of its net assets in each of (a) the U.S. and investment-grade sector, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the international sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of its net assets in U.S. government securities.

(3) Management Structure of the Fund

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of Fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Fund pays a monthly management fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding fund assets that are invested in other Putnam funds).

The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.55% of average net assets for the Fund’s last fiscal year. The Investment Management Company’s address is One Post Office Square, Boston, MA 02109.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

The Investment Management Company has retained its affiliate the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Joined	Fund employer	Positions over past five years

D. William Kohli	1994	Putnam	Co-Head of Fixed Income
		Management	Previously, Team Leader, Portfolio
		1994-Present	Construction

Michael Atkin	2007	Putnam	Portfolio Manager
		Management	Previously, Director of
		1997-Present	Sovereign Research and Senior
			Economist

Kevin Murphy	2007	Putnam	Portfolio Manager
		Management	Previously, Team Leader, High
		1999-Present	Grade Credit

Michael Salm	2011	Putnam	Co-Head of Fixed Income
		Management	Previously, Team Leader, Liquid Markets
		1997-Present	and Mortgage Specialist

Paul Scanlon	2005	Putnam	Co-Head of Fixed Income
		Management	Previously, Team Leader, U.S. High Yield
		1999-Present

(Note) The above information is as of the end of January, 2014, and may change in the future.

Structure of Fund Management:

(a) Investment Team

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

Investment Philosophy

The Investment Management Company believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Investment Management Company’s view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach, in the Investment Management Company’s view, ensures that the Investment Management Company’s investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides the Investment Management Company with the flexibility to isolate on what it believes are the most attractive sources of excess return in the marketplace at any given time.

The Investment Management Company’s investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and in particular understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - The Investment Management Company believes exploitable inefficiencies exist in all areas of the fixed income markets and the Investment Management Company looks to take advantage of all of them. Furthermore, the Investment Management Company believes that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. The Investment Management Company believes it has a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - The Investment Management Company believes identification of inefficiencies is difficult, takes discipline, and can almost never be guaranteed in an individual case. Diversification, the Investment Management Company believes, provides the Investment Management Company with the consistency of returns where the Investment Management Company’s skill is applied; a disciplined approach, the Investment Management Company believes, will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Investment Management Company believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Investment Management

Company’s analysis of the market is based upon fundamental, macroeconomic, and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to the Investment Management Company’s investment philosophy is that the Investment Management Company uses the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, the Investment Management Company is agnostic in its approach to investing and attempts to avoid being overly reliant on one source of alpha. In support of this approach, the Investment Management Company has built what it believes are strong teams in global rates, structured and securitized, and credit which it believes will allow it to outperform in market environments where any specific sector is in or out of favor. The Investment Management Company attempts to construct its portfolios without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. The Investment Management Company believes it is positioned to take advantage of whatever opportunity the market presents, and adjust its alpha sources accordingly.

Summary Investment Process

Generating alpha is where the skill of the Investment Management Company’s over 70-member Fixed Income Team is applied, and what it is compensated for. Regardless of risk/return levels, liability benchmarks, or guideline constraints, the Investment Management Company’s mission is the relentless pursuit of the broadest possible range of independent strategies.

The Investment Management Company employs a bottom-up approach to identify and capture security specific idiosyncratic risk in the Fund. Investment strategies access all areas of the global fixed income market, including sovereign (developed and emerging), credit (investment grade, high yield, bank loans, convertible bonds, and structured credit), and securitized (MBS, ABS, CMBS, CMO). In addition to security selection and sub-sector allocation, the team employs macro strategies, including currency, country, and global term structure, as a separate uncorrelated source of excess return.

The Investment Management Company’s Sector Specialists scour these areas of the market searching for mispriced (cheap) securities. It is the cheapness of these bonds relative to their sectors that the Investment Management Company wants to capture in the Fund (i.e. the idiosyncratic risk of the security), not currency, sector, or interest rate risk. Derivatives are employed to attempt to eliminate these risks. Currency risk is hedged through currency forwards. Interest rate risk is hedged by using Treasury futures, or interest rate swap. This process is repeated on a large scale, upwards of 80-100 times, across all sectors of the market, resulting in a diversified portfolio of independent alpha sources, each with an expected excess return of 1-3 basis points.

The Investment Management Company’s dedicated Portfolio Construction group determines the optimum way to combine these alpha strategies in a systematic and objective fashion using the Investment Management Company’s proprietary, global risk system (a covariance matrix of common factors and security specific risk that serve as the basis for forecasting the return volatility of a set of securities). Security weights are set to the highest information ratio possible (typically at least 1.0), and are sized so that no one strategy or macro theme should dominate the risk profile of the portfolio.

Allocating risk to specific strategies is a dynamic process and a function of the types of strategies being uncovered by the Investment Management Company’s Sector Specialists. At any given time the Fund may be running upwards of 80-100 different alpha generating strategies, which are sized according to the distribution of potential returns and our conviction in the strategy. Depending on the current market environment and the opportunities available, the mix of strategies employed in the Fund can change significantly. The Investment Management Company does not establish static or target risk allocations as part of a top-down analysis of the markets and sectors, and allocate risk to these targets. Rather, the risk budgeting process is based on bottom-up analysis of specific strategies, looking at historical volatilities and correlations in conjunction with the other strategies in the portfolio to establish active weights that reflect the Investment Management Company’s conviction in the strategy as well as an understanding of all potential risks.

The Fund utilizes a bottom-up driven investment process that seeks to take advantage of the full opportunity set within the global fixed income market, as shown in the graphic below, taking full account of the specialized sector expertise of the Investment Management Company’s over 70 member fixed income team. There are approximately 10,000 securities available in the Investment Management Company’s investable universe. Again, the chart below illustrates the opportunity set available to the Fund.

(c) Management of Fund Business

Performance & Analytics Team

Independently from the Investment Division, the Performance & Analytics Team executes performance measurement of the Fund, and reports up to the Chief Operating Officer.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to the Senior Management, and not to the Investment Division or other business divisions.

Risk & Portfolio Analysis Group

The Investment Management Company has also established an independent Risk & Portfolio Analysis Group (“RPAG”). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors across the Investment Management Company’s investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure is designed to attempt to facilitate an unbiased assessment of risk.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to the Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but also other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (including the Investor Servicing Agent, Custodian and Sub-Accounting Agent, and Principal Underwriter) are monitored by the Investment Management Company, through each contract with the relevant third-party provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Generally, the Fund declares distributions on or about the 20th day of each month to Japanese investors who hold shares as of the Record Date on or about the 13th day of each month.

(5) Restrictions on Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund

(taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on commodities and commodities contracts (#7 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the Fund’s fundamental policy on industry concentration (# 9 above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems . Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

4. The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(1) Risks

It is important to understand that investors can lose money by investing in the Fund.

The value of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The value of bond investments is also affected by changing market perceptions of the risk of default.

The risks associated with bond investments include interest rate risk, which means the value of the Fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Investment Management Company may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of non-U.S. investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. Non-U.S. investments , particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. The Fund’s use of derivatives may increase these risks by, for example, increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Risk Factors

The Fund’s main investment strategies and related risks.

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Fund pursues its goal by investing mainly in bonds and securitized debt instruments from multiple sectors, including the U.S. and investment-grade sectors, the high yield sector and the non-U.S. sector. Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of (a) the U.S. and investment-grade sector, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the non-U.S. sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of the Fund's net assets in U.S. government securities.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund may invest up to 70% of the Fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each U.S. nationally recognized securities rating agency rating such investments, or are unrated investments that the Investment Management Company believes are of comparable quality. The Fund may invest up to 5% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, or in unrated investments that the Investment Management Company believes are of comparable quality. This includes investments in the lowest rating category of the rating agency. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the Fund's investment objective may depend more on the Investment Management Company’s own credit analysis when the Fund buys lower quality bonds than when the Fund buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Non-U.S. investments. The Investment Management Company considers any securities issued by a non-U.S. government or a supranational organization (such as the World Bank) or denominated in a non-U.S. currency to be securities of a non-U.S. issuer. In addition, the Investment Management Company will consider an issuer to be a non-U.S. issuer if it determines that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Non-U.S. investments involve certain special risks, including:

>> Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

>> Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

>> Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most publicly-traded U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

>> Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

>> Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Investment Management Company may at times find it difficult to value the Fund’s non-U.S. investments.

>> Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

>> Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than most U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Fund may also choose not to use derivatives based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Interbank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, the Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the

Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value.

Although the market for the types of floating rate loans in which the Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when the Investment Management Company considers such a sale desirable.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Alternative strategies. At times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may take temporary defensive positions that are mainly designed to limit losses, such as investing some or all of the Fund’s assets in cash and cash equivalents. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund’s Trustees may change the Fund's goal, investment strategies and other policies set forth in this document without shareholder approval, except as otherwise provided.

»Portfolio turnover rate. The Fund’s portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the

Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

Investment in Japanese Yen. Because the majority of the Fund’s investments are issued and traded in U.S. dollars, the prices at which Fund shares are sold and redeemed in Japan may be affected by changes in exchange rates between the Japanese yen and the U.S. dollar.

(2) Management Structure for Investment Risks

The Fund builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

4. FEES, ETC. AND TAX

(1) Sales charge

(a) Sales charge in overseas markets (United States of America):

Class C shares

- No initial sales charge; an investor’s entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at offering
price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

**Offering price includes sales charge.

***The Fund will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation is $500,000 or more.

(b) Sales charge in Japan:

Not applicable since the Fund currently does not accept any subscriptions.

(2) Repurchase charge

(a) Repurchase charge in overseas markets (United States of America): Class C shares

No repurchase fee will be charged; however, the above deferred sales charge in (1) (a) will be charged on redemption.

Class M shares

No repurchase fee will be charged; however, the above deferred sales charge in (1) (a) may be charged on redemption.

(b) Repurchase charge in Japan

Class C shares

No repurchase fee will be charged; however, the following contingent deferred sales charge (“CDSC”) will be charged on redemption. The consumption tax in Japan will not be imposed on the CDSC.

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

The CDSC will be applied against the lesser of the issue amount at the time of purchase or the repurchase proceeds. For the calculation of the duration from purchase to redemption, the initial one-year period means the period counting from the date of purchase to the last day of the month prior to the month in which the investor purchased the shares of the next year.

Class M shares

No repurchase fee will be charged.

(3) Management Fee, etc.:

(a) Management Fees

Under a Management contract effective February 27, 2014, the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding fund assets that are invested in other Putnam funds) (“Total Open-End

Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.465% of any excess thereafter.

Under the previous Management contract dated January 1, 2010 and under the Interim Management Contract (in effect from October 8, 2013 through February 26, 2014), the Fund paid a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding fund assets that are invested in other Putnam funds) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.465% of any excess thereafter.

Pursuant to the management contract, the Fund paid $20,008,464, $20,052,287 and $28,331,256 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2013 2012and 2011, respectively.

Net management fees paid for fiscal 2013, 2012and 2011 reflect the waiver of no monies, respectively, in management fees otherwise payable by the Fund to the Investment Management Company under the applicable management contract.

Sub-Investment Management Company. Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by the Sub-Investment Management Company from time to time.

(b) Custodian Fee and Charges of the Investor Servicing Agent

The Fund pays Putnam Investor Services, Inc., the Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent), a monthly fee, paid as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund.

For the fiscal year ending on September 30, 2013, the Fund incurred $5,281,982 in fees for investor servicing provided by Putnam Investor Services, Inc.

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its Custodian. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the Fund's assets and the number and types of securities held by the Fund, and reimburses State Street for certain out-of-pocket expenses. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its Custodian.

For the fiscal year ending on September 30, 2013, the Fund paid the custody fee of $170,104 to State Street.

(c) Fees under Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class C shares. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter. For the fiscal year ending on September 30, 2013, the Fund paid fees under the Class C distribution plan of $6,632,786 for Class C shares.

(d) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the repayments of commission advances to dealers selling Class M shares in Japan. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Friend and the Principal Underwriter.

For the fiscal year ending on September 30, 2013, the Fund paid fees under the distribution plan of $1,247,168 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustees' fees, auditing, legal, custodial, investor servicing, shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2013, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $98,490 for fiscal 2013.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam Funds as of December 31, 2013.

	Dollar range of Putnam	Aggregate dollar range of shares
Name of Trustee	Diversified Income Trust	held in all of the Putnam funds
	shares owned	overseen by Trustee

Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	over $100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
W.Thomas Stephens	$1-$10,000	over $100,000

*Robert L. Reynolds	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during your Fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11
Board Policy and Nominating Committee	6
Brokerage Committee	4
Contract Committee	9
Distributions Committee	8
Executive Committee	2
Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2013, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2013:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$14,648	N/A	N/A	$279,000

Ravi Akhoury/2009	$15,087	N/A	N/A	$273,000

Barbara M. Baumann/2010(3)	$15,087	N/A	N/A	$285,000

Jameson A. Baxter/1994(3)(5)	$21,216	$6,997	$110,500	$402,031

Charles B. Curtis/2001	$15,087	$4,308	$113,900	$285,000

Robert J. Darretta/2007(3)	$15,087	N/A	N/A	$285,000

Katinka Domotorffy /2012(3)	$15,562	N/A	N/A	$279,000

John A. Hill/1985(3)	$15,087	$12,140	$161,700	$285,000

Paul L. Joskow/1997(3)	$15,355	$4,864	$113,400	$290,000

Elizabeth T. Kennan/1992(4)	$12,477	$7,825	$108,000	$151,500

Kenneth R. Leibler/2006	$16,356	N/A	N/A	$310,000

Robert E. Patterson/1984	$16,356	$7,318	$106,500	$310,000

George Putnam, III/1984	$15,087	$7,651	$130,300	$285,000

W. Thomas Stephens/1997(6)	$15,087	$4,897	$107,100	$285,000

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2013 there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2013, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $10,622; Ms. Baumann - $14,417; Ms. Baxter - $64,129; Mr. Darretta - $30,107; Ms. Domotorffy - $1,829; Mr. Hill - $170,661; and Dr. Joskow - $49,690.

(4) Dr. Kennan retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her re-appointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(5) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an "interested person" of the Fund and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities through a substantial number of broker-dealers. In selecting broker-dealers, the Investment Management Company may consider, among other factors, research and brokerage services furnished to it and its affiliates. During fiscal 2013 2012and 2011, the Fund paid $172,793, $128,477and $1,513,382 in brokerage commissions, respectively.

For the fiscal year ending on September 30, 2013, the Fund paid $14,892,907 in total other expenses, including payments under its distribution plans, but excluding management fees (after applicable waivers), investor servicing agent expenses and custodian expenses.

Investment in Putnam Money Market Liquidity Fund

The Fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by the Investment Management Company. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each U.S. business day. Income distributions earned by the Fund are recorded as interest income in the Statement of operations and totaled $79,266for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $932,492,477and $766,208,314, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Investment in Putnam Short Term Investment Fund

The Fund invested in Putnam Short Term Investment Fund, an open-end management investment company managed by the Investment Management Company. Investments in Putnam Short Term Investment Fund are valued at its closing net asset value each U.S. business day. Income distributions earned by the Fund are recorded as interest income in the Statement of operations and totaled $44,800 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Short Term Investment Fund aggregated $1,095,064,707 and $1,040,329,047, respectively. Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

(5) Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of shareholders in Japan is as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.

(2) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by a Fund to individual Japanese shareholders will be subject to separate taxation from other income in Japan (i.e. 20.315% withholding tax (15.315% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% residential taxes)) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions properly reported as “capital gain dividends” (as such term is defined in the Code) generally are not subject to withholding of U.S. federal income tax. For taxable years of the Fund beginning before January 1, 2014, distributions properly reported as “interest-related dividends” and “short-term capital gain dividends” (as such terms are defined in the Code) generally are not subject to withholding of U.S. federal income tax. These exemptions have expired for distributions with respect to taxable years of the fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the fund beginning on or after January 1, 2014, and what the terms of such and extension would be, including whether such extension would have a retroactive effect. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method,” where the amount withheld in the United States and the amount collected in Japan are adjusted to be totally at the rate of 20% of the distribution. Further, in the case of “balance collection method,” Special Reconstruction Income Tax will be levied at the rate of 2.1% on the amount resulted from the distribution before U.S. withholding tax multiplied at the rate of 15% (income tax) of withholding less the amount of U.S. withholding tax.

(6) Capital gains and losses arising from purchase, sale, and repurchase of units are treated in the same way as those arising from purchase and sale of a publicly offered, domestic, public and corporate bond investment trust. No tax is levied on individual shareholders for their capital gains.

This Fund qualifies as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

<Note for tax treatment on and after 1 January, 2016>

(1) On and after 1 January, 2016, units may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2) Distributions (including profits, in terms of the fund’s denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by a fund to individual unit holders in Japan on and after 1 January, 2016 and capital gains and losses arising from purchase, sale, and repurchase of units will be subject to self-assessed separate taxation at 20.315% (15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after 1 January, 2038). Such tax will be collected by way of the “balance collection method.”

(3) Distributions (including profits, in terms of the fund’s denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be accrued by the fund to individual unit holders in Japan on and after 1 January, 2016 and capital gains and losses arising from purchase, sale, and repurchase of units may be set off against income and loss of a certain other securities on a certain condition.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

			(as of the end
			of December,
			2013)

	Name of country		Investment
	where	Total	Ratio
	security types are
Types of Assets	issued	U.S. Dollars	(%)

Mortgage-Backed Securities	United States	2,335,222,986	44.39
	United Kingdom	14,347,816	0.27
	Cayman Islands	3,022,633	0.06
	Ireland	1,023,352	0.02

Sub-total		2,353,616,787	44.74%

Corporate Bonds and Notes	United States	1,050,763,541	19.97
	Russia	96,395,377	1.83
	Venezuela	85,208,763	1.62
	Luxembourg	67,577,844	1.28
	United Kingdom	45,398,758	0.86
	Canada	42,299,051	0.80
	Germany	28,626,707	0.54
	France	14,121,389	0.27
	Netherlands	13,148,225	0.25
	Mexico	12,108,749	0.23
	Ukraine	9,417,297	0.18
	Jamaica	8,954,776	0.17
	Brazil	8,849,307	0.17
	Jersey	5,973,671	0.11
	Japan	5,479,500	0.10
	Australia	5,317,094	0.10
	New Zealand	4,371,413	0.08
	Sweden	4,300,737	0.08
	Indonesia	4,221,850	0.08
	Belgium	4,161,789	0.08
	Cayman Islands	3,895,091	0.07
	Ireland	3,653,984	0.07
	Italy	3,565,511	0.07
	Bermuda	2,941,873	0.06
	Denmark	2,266,122	0.04
	Costa Rica	2,160,259	0.04
	India	1,714,667	0.03

Sub-total		1,536,893,345	29.21%

U.S. Government and Agency			7.39%
Mortgage Obligations	United States	388,902,268

Foreign Government and			2.14
Agency Bonds and Notes	Greece	112,727,662
	Argentina	83,577,977	1.59
	Ireland	34,428,315	0.65
	Ukraine	18,965,801	0.36
	Turkey	17,511,389	0.33
	Brazil	15,061,127	0.29
	Croatia	10,502,525	0.20
	Indonesia	9,396,198	0.18
	Venezuela	6,669,208	0.13
	Ghana	6,455,480	0.12
	Spain	6,412,215	0.12
	Gabon	6,323,625	0.12
	Portugal	5,741,498	0.11
	Russia	4,398,806	0.08
	Hungary	3,748,788	0.07
	Poland	3,740,625	0.07
	Supra-Nation	3,724,519	0.07
	Iraq	2,469,250	0.05
	Serbia	1,927,248	0.04
	Sri Lanka	1,348,867	0.03

Sub-total		355,131,123	6.75%

Senior Loans	United States	80,239,992	1.53
	Germany	1,028,956	0.02

Sub-total		81,268,948	1.54%

Convertible Bonds and Notes	United States	1,242,150	0.02%

Purchased Swap Options			0.02%
Outstanding	United States	1,049,196

Short-Term Investments	United States	812,190,788	15.44%

Cash, Deposit and Other
Assets (After deduction of
liabilities)		(269,391,600)	-5.12%

(Net Asset Value)		5,260,903,005	100.00%

		(JPY 554,447 million)

(2) Investment Assets

(a) Names of Major Portfolio

										(As of the end of
	December 31, 2013									December 2013)

	Top 30 Holdings			Quantity	Interest		Acquisition Cost		Current Value		Investment
		Country of		(Number of	Rate/Yield		Per Share	Total	Per Share	Total	ratio
Ranking	Name of Issue	Issue	Type	Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

	FNMA FN30 TBA 04.0000	UNITED	Mortgage-Backed
1	01/01/2044	STATES	Securities	231,000,000	4.00	01/01/2044	1.04	240,853,594	1.03	238,038,293	4.52

		UNITED	Mortgage-Backed
2	GNR 2010-9 UI IO 05.0000 01/20/2040	STATES	Securities	196,436,097	5.00	01/20/2040	0.23	45,745,735	0.23	44,431,363	0.84

			Foreign
	REPUBLIC OF ARGENTINA USD 07.0000		Government and
3	10/03/2015	ARGENTINA	Agency Bonds and	37,188,000	7.00	10/03/2015	0.97	36,002,022	1.00	37,057,842	0.70

			Foreign
			Government and
			Agency Bonds and
4	IRISH TSY 5.5 2017 05.5000 10/18/2017	IRELAND	Notes	22,029,000	5.50	10/18/2017	1.45	31,884,175	1.58	34,827,691	0.66

		UNITED	Mortgage-Backed
5	FNMA FN30 TBA 03.0000 01/01/2044	STATES	Securities	36,000,000	3.00	01/01/2044	0.97	34,791,563	0.95	34,211,250	0.65

		UNITED	Mortgage-Backed
6	FHS 311 S1 IO 05.7834 08/15/2043	STATES	Securities	148,015,725	5.78	08/15/2043	0.21	30,672,106	0.22	31,834,245	0.61

	WAMU 2005-AR13 A1C3 00.6546	UNITED	Mortgage-Backed
7	10/25/2045	STATES	Securities	36,269,702	0.65	10/25/2045	0.66	23,966,694	0.85	30,978,942	0.59

		UNITED	Mortgage-Backed
8	GNR 2010-9 XD IO 06.4334 01/16/2040	STATES	Securities	168,821,283	6.43	01/16/2040	0.19	32,795,258	0.18	30,767,777	0.58

		UNITED	Mortgage-Backed
9	FHR 4240 SA IO 05.8334 08/15/2043	STATES	Securities	134,807,052	5.83	08/15/2043	0.22	29,144,829	0.23	30,654,129	0.58

	PETROLEOS DE VENEZUELA S USD 04.9000		Corporate Bonds
10	10/28/2014	VENEZUELA	and Notes	32,650,000	4.90	10/28/2014	0.79	25,631,424	0.93	30,312,097	0.58

		UNITED	Mortgage-Backed
11	FNS 418 C15 IO 03.5000 08/25/2043	STATES	Securities	127,701,218	3.50	08/25/2043	0.22	27,641,225	0.24	30,013,115	0.57

			Foreign
			Government and
	ARGENTINE REPUBLIC USD 08.2800		Agency Bonds and
12	12/31/2033	ARGENTINA	Notes	38,492,953	8.28	12/31/2033	0.71	27,451,213	0.76	29,062,180	0.55

		UNITED	Mortgage-Backed
13	GNR 2010-9 QI IO 04.5000 01/20/2040	STATES	Securities	128,506,939	4.50	01/20/2040	0.23	29,752,020	0.22	28,734,038	0.55

	DBUBS 2011-LC3A D P/P 144A 05.4175	UNITED	Mortgage-Backed
14	08/10/2044	STATES	Securities	27,897,000	5.42	08/10/2044	0.96	26,698,301	0.99	27,624,357	0.53

	FHLMC FH30G U90067 04.0000	UNITED	Mortgage-Backed
15	08/01/2042	STATES	Securities	26,076,632	4.00	08/01/2042	1.02	26,640,947	1.02	26,623,971	0.51

		UNITED	Mortgage-Backed
16	FNMA FN30 TBA 05.5000 01/01/2044	STATES	Securities	23,000,000	5.50	01/01/2044	1.09	25,127,500	1.10	25,305,391	0.48

		UNITED	Mortgage-Backed
17	RALI 2006-QO7 1A1 00.9433 09/25/2046	STATES	Securities	39,690,628	0.94	09/25/2046	0.63	25,004,418	0.63	25,135,522	0.48

	VTB BANK (VTB CAP SA P/P 144A 06.2500	LUXEMBOURG	Corporate Bonds
18	06/30/2035		and Notes	23,618,000	6.25	06/30/2035	1.02	23,975,267	1.06	25,039,180	0.48

	WBCMT 2005-C21 D 05.2389	UNITED	Mortgage-Backed
19	10/15/2044	STATES	Securities	24,100,000	5.24	10/15/2044	0.93	22,292,500	1.03	24,857,940	0.47

	VTB BANK (VTB CAP SA P/P 144A 06.8750	LUXEMBOURG	Corporate Bonds
20	05/29/2018		and Notes	22,451,000	6.88	05/29/2018	1.05	23,506,578	1.10	24,640,019	0.47

	JPMCC 2006-LDP6 AJ 05.5650	UNITED	Mortgage-Backed
21	04/15/2043	STATES	Securities	20,859,000	5.57	04/15/2043	0.99	20,607,883	1.03	21,400,030	0.41

	WFRBS 2013-C17 D P/P 144A 05.1271	UNITED	Mortgage-Backed
22	12/15/2046	STATES	Securities	23,441,000	5.13	12/15/2046	0.91	21,237,241	0.91	21,402,162	0.41

	WBCMT 2006-C26 AJ 05.9974	UNITED	Mortgage-Backed
23	06/15/2045	STATES	Securities	21,124,000	6.00	06/15/2045	1.01	21,311,848	1.01	21,318,295	0.41

		UNITED	Mortgage-Backed
24	GNR 2010-20 SC IO 05.9832 02/20/2040	STATES	Securities	119,471,561	5.98	02/20/2040	0.20	23,519,673	0.18	20,959,876	0.40

	SASC 2007-4 1A3 IO 05.9931	UNITED	Mortgage-Backed
25	03/28/2045	STATES	Securities	119,196,614	5.99	03/28/2045	0.12	14,686,201	0.18	20,918,937	0.40

		UNITED	Mortgage-Backed
26	GNR 2010-35 UI IO 05.0000 03/20/2040	STATES	Securities	87,592,850	5.00	03/20/2040	0.24	20,856,200	0.23	20,092,297	0.38

		UNITED	Mortgage-Backed
27	GNR 2009-121 UI IO 05.0000 12/20/2039	STATES	Securities	88,531,042	5.00	12/20/2039	0.23	20,417,434	0.22	19,655,367	0.37

	PETROLEOS DE VEN P/P 144A 08.5000		Corporate Bonds
28	11/02/2017	VENEZUELA	and Notes	22,725,000	8.50	11/02/2017	0.80	18,250,035	0.85	19,235,134	0.37

		UNITED	Mortgage-Backed
29	GNR 2011-56 MI IO 06.2832 04/20/2041	STATES	Securities	79,840,443	6.28	04/20/2041	0.23	18,673,025	0.23	18,239,538	0.35

	WAMU 2006-AR3 A1B 01.1433	UNITED	Mortgage-Backed
30	02/25/2046	STATES	Securities	21,897,904	1.14	02/25/2046	0.74	16,124,161	0.81	17,714,369	0.34

* As of the end of December 2013, the total current value of the "Short-Term Investments" included in (1) Diversification of Investment Portfolio, was as follows:

Short-Term Investments	Value as of 12/31/13

Putnam Short Term Investment Fund	$216,461,105

Putnam Money Market Liquidity Fund	$191,513,598

U.S. Treasury Bills 5/29/14	$134,236,447

U.S. Treasury Bills 8/21/14	$56,927,428

Federal Home Loan Bank discount notes
2/14/14	$49,994,500

U.S. Treasury Bills 7/24/14	$41,061,048

Federal National Mortgage Association
discount notes 4/21/14	$28,994,722

Federal Home Loan Bank discount notes
4/9/14	$24,995,950

U.S. Treasury Bills 4/3/14	$24,995,575

Federal Home Loan Mortgage Corp. discount
notes 10/6/14	$22,013,685

Federal Home Loan Bank discount notes
4/2/14	$15,997,600

U.S. Treasury Bills 5/1/14	$4,999,130

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(a) Record of Changes in Net Assets

Class C Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December 2013 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	Dollar	Yen
	(thousands	(millions)	Dollar		Yen

End of 10th Fiscal Year	265,151	27,944	10.04	(10.64)	1,058	(1,121)
(September 30, 2004)

End of 11th Fiscal Year	226,005	23,819	10.14	(10.61)	1,069	(1,118)
(September 30, 2005)

End of 12th Fiscal Year	120,990	12,751	9.87	(10.55)	1,040	(1,112)
(September 30, 2006)

End of 13th Fiscal Year	129,666	13,665	9.84	(10.31)	1,037	(1,087)
(September 30, 2007)

End of 14th Fiscal Year	115,325	12,154	8.03	(8.56)	846	(902)
(September 30, 2008)

End of 15th Fiscal Year	298,231	31,431	7.80	(8.44)	822	(889)
(September 30, 2009)

End of 16th Fiscal Year	797,345	84,032	7.97	(9.07)	840	(956)
(September 30, 2010)

End of 17th Fiscal Year	776,778	81,865	7.25	(7.79)	764	(821)
(September 30, 2011)

End of 18th Fiscal Year	644,638	67,938	7.48	(7.87)	788	(829)
(September 30, 2012)

End of 19th Fiscal Year	749,897	79,032	7.62	(8.01)	803	(844)
(September 30, 2013)

2013 end of January	644,603	67,935	7.79	(7.82)	821	(824)
February	641,303	67,587	7.78	(7.81)	820	(823)
March	651,886	68,702	7.83	(8.02)	825	(845)
April	653,500	68,872	7.79	(7.82)	821	(824)
May	660,304	69,589	7.80	(7.83)	822	(826)
June	669,080	70,514	7.69	(7.72)	810	(814)
July	695,427	73,291	7.72	(7.75)	814	(817)
August	724,660	76,372	7.72	(7.75)	814	(817)
September	749,897	79,032	7.62	(7.65)	803	(806)
October	778,878	82,086	7.69	(7.72)	810	(814)
November	807,852	85,140	7.69	(7.72)	810	(814)
December	845,914	89,151	7.80	(7.83)	822	(825)

(Note 1) Operations of Class C Shares were commenced on February 1, 1999.

(Note 2) The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

Class M Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December 2013 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar		Yen

End of 10th Fiscal Year	3,174,449	334,555	10.02	(10.67)	1,056	(1,125)
(September 30, 2004)

End of 11th Fiscal Year	1,898,276	200,059	10.11	(10.63)	1,065	(1,120)
(September 30, 2005)

End of 12th Fiscal Year	1,082,428	114,077	9.84	(10.57)	1,037	(1,114)
(September 30, 2006)

End of 13th Fiscal Year	745,508	78,569	9.81	(10.33)	1,034	(1,089)
(September 30, 2007)

End of 14th Fiscal Year	514,664	54,240	8.02	(8.59)	845	(905)
(September 30, 2008)

End of 15th Fiscal Year	460,240	48,505	7.79	(8.46)	821	(892)
(September 30, 2009)

End of 16th Fiscal Year	436,826	46,037	7.97	(9.11)	840	(960)
(September 30, 2010)

End of 17th Fiscal Year	312,812	32,967	7.25	(7.83)	764	(825)
(September 30, 2011)

End of 18th Fiscal Year	260,630	27,468	7.48	(7.90)	788	(833)
(September 30, 2012)

End of 19th Fiscal Year	233,513	24,610	7.62	(8.04)	803	(847)
(September 30, 2013)

2013 end of January	257,297	27,117	7.79	(7.83)	821	(825)
February	253,959	26,765	7.78	(7.82)	820	(824)
March	252,521	26,613	7.83	(8.04)	825	(847)
April	248,113	26,149	7.80	(7.84)	822	(826)
May	244,736	25,793	7.81	(7.85)	823	(827)
June	239,580	25,249	7.69	(7.73)	810	(814)
July	239,181	25,207	7.72	(7.76)	814	(817)
August	237,845	25,066	7.72	(7.76)	814	(817)
September	233,513	24,610	7.62	(7.66)	803	(807)
October	234,055	24,667	7.69	(7.73)	810	(814)
November	231,964	24,447	7.70	(7.74)	812	(815)
December	232,288	24,481	7.80	(7.84)	822	(826)

(Note 1) Operations of Class M Shares were commenced on December 1, 1994.

(Note 2) The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

(b) Record of Distributions Paid

Class C Shares

	Amount paid
	from Net		Amount paid from
	Investment		Return of Capital		Amount of Dividend
Period	Income per Share		per Share		paid per Share

	Dollar	Yen	Dollar	Yen	Dollar	Yen

10th Fiscal Year
(10/1/03-9/30/04)	$0.60	(63.23)	$-	-	$0.60	(63.23)

11th Fiscal Year
(10/1/04-9/30/05)	$0.47	(49.53)	$-	-	$0.47	(49.53)

12th Fiscal Year
(10/1/05-9/30/06)	$0.68	(71.67)	$-	-	$0.68	(71.67)

13th Fiscal Year
(10/1/06-9/30/07)	$0.47	(49.53)	$-	-	$0.47	(49.53)

14th Fiscal Year
(10/1/07-9/30/08)	$0.53	(55.86)	$-	-	$0.53	(55.86)

15th Fiscal Year
(10/1/08-9/30/09)	$0.64	(67.45)	$-	-	$0.64	(67.45)

16th Fiscal Year
(10/1/09-9/30/10)	$1.10	(115.93)	$-	-	$1.10	(115.93)

17th Fiscal Year
(10/1/10-9/30/11)	$0.54	(56.91)	$-	-	$0.54	(56.91)

18th Fiscal Year
(10/1/11-9/30/12)	$0.13	(13.70)	$0.26	(27.40)	$0.39	(41.10)

19th Fiscal Year
(10/1/12-9/30/13)	$0.39	(41.10)		-	$0.39	(41.10)

	Dividend		NAV on the ex-dividend date

Month/Year	Dollar	Yen	Dollar

2013 end of January	0.032	3.37	7.70
February	0.032	3.37	7.79
March	0.032	3.37	7.86
April	0.032	3.37	7.78
May	0.033	3.48	7.80
June	0.032	3.37	7.70
July	0.032	3.37	7.69
August	0.032	3.37	7.73
September	0.032	3.37	7.72
October	0.032	3.37	7.70
November	0.032	3.37	7.68
December	0.032	3.37	7.72

Class M Shares

	Amount paid
	from Net		Amount paid from
	Investment		Return of Capital		Amount of Dividend
Period	Income per Share		per Share		paid per Share

	Dollar	Yen	Dollar	Yen	Dollar	Yen

10th Fiscal Year
(10/1/03-9/30/04)	$0.65	(68.50)	$-	-	$0.65	(68.50)

11th Fiscal Year
(10/1/04-9/30/05)	$0.52	(54.80)	$-	-	$0.52	(54.80)

12th Fiscal Year
(10/1/05-9/30/06)	$0.73	(76.93)	$-	-	$0.73	(76.93)

13th Fiscal Year
(10/1/06-9/30/07)	$0.52	(54.80)	$-	-	$0.52	(54.80)

14th Fiscal Year
(10/1/07-9/30/08)	$0.57	(60.07)	$-	-	$0.57	(60.07)

15th Fiscal Year
(10/1/08-9/30/09)	$0.67	(70.61)	$-	-	$0.67	(70.61)

16th Fiscal Year
(10/1/09-9/30/10)	$1.14	(120.14)	$-	-	$1.14	(120.14)

17th Fiscal Year
(10/1/10-9/30/11)	$0.58	(61.13)	$-	-	$0.58	(61.13)

18th Fiscal Year
(10/1/11-9/30/12)	$0.14	(14.75)	$0.28	(29.51)	$0.42	(44.26)

19th Fiscal Year
(10/1/12-9/30/13)	$0.42	(44.26)		-	$0.42	(44.26)

	Dividend		NAV on the ex-dividend date

Month/Year	Dollar	Yen	Dollar

2013 end of January	0.035	3.69	7.70
February	0.035	3.69	7.79
March	0.035	3.69	7.85
April	0.035	3.69	7.78
May	0.036	3.79	7.80
June	0.035	3.69	7.70
July	0.035	3.69	7.70
August	0.035	3.69	7.73
September	0.035	3.69	7.72
October	0.035	3.69	7.71
November	0.035	3.69	7.68
December	0.035	3.69	7.73

(c) Record of Changes in Annual Return

Class C Shares

Fiscal Year	Annual Return (%)

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	8.87%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	5.71%

12th Fiscal Year
(from October 1, 2005 to September 30, 2006)	4.25%

13th Fiscal Year
(from October 1, 2006 to September 30, 2007)	4.49%

14th Fiscal Year
(from October 1, 2007 to September 30, 2008)	-13.57%

15th Fiscal Year
(from October 1, 2008 to September 30, 2009)	7.27%

16th Fiscal Year
(from October 1, 2009 to September 30, 2010)	17.47%

17th Fiscal Year
(from October 1, 2010 to September 30, 2011)	-2.68%

18th Fiscal Year
(from October 1, 2011 to September 30, 2012)	8.73%

19th Fiscal Year
(from October 1, 2012 to September 30, 2013)	7.09%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means net asset value per share as of the end of the previous fiscal year.

Class M Shares

Fiscal Year	Annual Return (%)

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	9.43%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	6.19%

12th Fiscal Year
(from October 1, 2005 to September 30, 2006)	4.82%

13th Fiscal Year
(from October 1, 2006 to September 30, 2007)	5.05%

14th Fiscal Year
(from October 1, 2007 to September 30, 2008)	-12.95%

15th Fiscal Year
(from October 1, 2008 to September 30, 2009)	7.81%

16th Fiscal Year
(from October 1, 2009 to September 30, 2010)	18.13%

17th Fiscal Year
(from October 1, 2010 to September 30, 2011)	-2.22%

18th Fiscal Year
(from October 1, 2011 to September 30, 2012)	9.29%

19th Fiscal Year
(from October 1, 2012 to September 30, 2013)	7.60%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means net asset value per share as of the end of the previous fiscal year.

(4) Record of Sales and Repurchases

Class C Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class C shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Share	Number of
	Shares Sold	Repurchased	Outstanding Shares

10th Fiscal Year	13,675,769	11,497,122	26,410,945
(10/1/03-9/30/04)	(11,337,280)	(8,721,270)	(21,986,560)

11th Fiscal Year	8,888,624	13,003,377	22,296,192
(10/1/04-9/30/05)	(6,997,040)	(10,910,120)	(18,073,480)

12th Fiscal Year	1,936,789	11,971,954	12,261,027
(10/1/05-9/30/06)	(440)	(10,711,710)	(7,362,210)

13th Fiscal Year	5,905,932	4,995,813	13,171,146
(10/1/06-9/30/07)	(0)	(3,598,250)	(3,763,960)

14th Fiscal Year	5,405,594	4,213,695	14,363,045
(10/1/07-9/30/08)	(0)	(907,610)	(2,856,350)

15th Fiscal Year	29,230,191	5,357,298	38,235,938
(10/1/08-9/30/09)	(0)	(392,350)	(2,464,000)

16th Fiscal Year	70,662,416	8,897,931	100,000,423
(10/1/09-9/30/10)	(0)	(312,930)	(2,151,070)

17th Fiscal Year	47,513,602	40,336,197	107,177,828
(10/1/10-9/30/11)	(0)	(293,260)	(1,857,810)

18th Fiscal Year	15,304,512	36,330,550	86,151,790
(10/1/11-9/30/12)	(0)	(264,640)	(1,593,170)

19th Fiscal Year	33,842,024	21,593,059	98,400,755
(10/1/12-9/30/13)	(0)	(202,080)	(1,391,090)

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

Class C Shares are sold in Japan from February 24, 2003.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

Class M Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

10th Fiscal Year	124,099,286	114,513,916	316,816,781
(10/1/03-9/30/04)	(123,299,165)	(112,588,660)	(313,910,115)

11th Fiscal Year	25,984,419	155,063,889	187,737,311
(10/1/04-9/30/05)	(25,508,390)	(154,184,445)	(185,234,060)

12th Fiscal Year	494,631	78,204,784	110,027,158
(10/1/05-9/30/06)	(13,060)	(77,659,560)	(107,587,560)

13th Fiscal Year	684,834	34,733,892	75,978,100
(10/1/06-9/30/07)	(2,300)	(34,168,000)	(73,421,860)

14th Fiscal Year	503,866	12,309,284	64,172,682
(10/1/07-9/30/08)	(3,000)	(11,390,330)	(62,034,530)

15th Fiscal Year	1,277,466	6,401,119	59,049,029
(10/1/08-9/30/09)	(27,040)	(5,565,960)	(56,495,610)

16th Fiscal Year	2,689,449	6,949,534	54,788,944
(10/1/09-9/30/10)	(0)	(5,094,580)	(51,401,030)

17th Fiscal Year	937,329	12,578,834	43,147,439
(10/1/10-9/30/11)	(0)	(11,182,353)	(40,218,677)

18th Fiscal Year	368,800	8,691,292	34,824,947
(10/1/11-9/30/12)	(0)	(7,749,513)	(32,469,164)

19th Fiscal Year	883,505	5,080,011	30,628,441
(10/1/12-9/30/13)	(0)	(4,502,956)	(27,966,208)

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

Class M Shares are sold in Japan from May 28, 1997.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

II. MANAGEMENT AND ADMINISTRATION

1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.

a. Purchases in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if an investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from a bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the Net Asset Value (“NAV”) plus any applicable sales charge (class A (not offered in Japan) and class M shares only). Investors’ financial representatives or Putnam Investor Services generally must receive completed buy orders before the close of regular trading on the New York Stock Exchange for investors’ shares to be bought at that day’s offering price.

Investors residing in the U.S. can buy shares:

- Through a financial representative

Investors' representatives will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge investors for his or her services. Alternatively, investors may request an account application from Putnam Investor Services. An investor wishing to invest in the Fund would simply complete the application and write a check for the amount the investor wishes to invest, payable to the Fund and return the check and completed form to Putnam Investor Services.

- Through systematic investing

Investors may make regular investments weekly, semi-monthly or monthly through automatic deductions from a bank checking or savings account. Application forms are available through investors' representatives or by calling Putnam Investor Services at 1-800-225-1581.

Through an investor's employer-sponsored retirement plan. If investors participate in a retirement plan that offers the Fund, they may consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s

Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Other methods of making subsequent investments for investors residing in the U.S.:

Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. An investor may also request a book of investment stubs for their account. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. An investor’s bank may charge for wiring same-day funds. Although the Fund’s designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for Fund shares, previously issued share certificates remain valid.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure.

Sales of Class C shares in the United States

- No initial sales charge; an investor’s entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Sales of Class M shares in the United States

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at offering
price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

** Offering price includes sales charge.

*** The Fund will not accept purchase orders for Class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation is $500,000 or more.

Deferred sales charges for class C Shares

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investments.

An investor may be eligible to buy Class M shares at reduced sales charges. For fiscal 2013, the Principal Underwriter received $9,287and $71,674in sales charges for Class C shares and Class M shares, respectively, of which it retained no monies and $8,425for Class C shares and Class M shares, respectively.

Payments to dealers.

If an investor purchases shares through a dealer, the dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown under the heading Sales charge in overseas markets in (a), (1), 4, Part I of the ASR.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by an investor or the Fund as shown under the heading Sales charge in overseas markets in (a), (1), 4, Part I of the ASR.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) (as adopted by The Financial Industry Regulatory Authority (FINRA)) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

b. Sales in Japan

Not applicable since the Fund currently does not accept any subscriptions.

2. PROCEDURES FOR REPURCHASE OF SHARES, ETC.:

a. Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through their financial representative or directly to the Fund. If an investor redeems shortly after purchasing them, the investor’s redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Selling or exchanging shares through investors' financial representative

An investor’s representative must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. An investor's representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund

Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable deferred sales.

By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor’s letter of instruction.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet

An investor may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an employer’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult Putnam Investor Services before requesting an exchange. Investors should ask their financial representatives or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Payment Information

The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange, the time as of which the Fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of Class M shares without a contingent deferred sales charge. If Shareholders in Japan request repurchase of Class C Shares, a CDSC calculated in accordance with the following schedule will be assessed:

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

The consumption tax in Japan will not be imposed on CDSC. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or Sales Handling Companies on a Fund Business Day that is a business day of financial instruments companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, less, in the case of Class C shares, any applicable deferred sales charge. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Account Agreements or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of financial instruments companies in Japan after and including the Trade Day.

c. Suspension of Repurchase

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or unless permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3. Outline of Management of Assets, etc.:

(A) Valuation of assets:

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time (U.S.) each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the

Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s non-U.S. fixed-income investments occur between the close of non-U.S markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such Securities using methods based on market transactions for comparable Securities and various relationships between Securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern time (U.S.). Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The Fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(B) Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D) Fiscal Year:

The accounts of the Fund will be closed each year on 30th September.

(E) Miscellaneous:

a. Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least

66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, in the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and reasons for such amendment, etc. before such amendment.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The procedures concerning novation contracts between the related companies:

(i) Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4 thereof or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party thereto may at any time terminate the contract as to the Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

As stated above, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of the shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

(ii) Master Custodian Agreement

The Master Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date thereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services thereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

(iii) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company or the Sub-Investment Management Company, on not more than 60 days’ notice nor less than 30 days’ written notice. The Sub-Management Contract also terminates without penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Management Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(iv) Amended and Restated Investor Servicing Agreement - Open-End Funds

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund. In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(v) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement took effect upon its execution for an initial term of 7 years ended December 31, 2013and shall automatically renew for additional consecutive three (3) year terms, in each case unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. The Agreement may be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(vi) Agent Securities Company Agreement

The Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(vii) Japan Dealer Sales Contract

Either party to the Japan Dealer Sales Contract may terminate the contract, without cause, upon 30 days’ written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

4. Rights of Shareholders, etc.:

(A) Rights of Shareholders:

The Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Companies cannot exercise directly their rights, because they are registered in the name of the Custodian. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income monthly and any net realized capital gains annually.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japans must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the

accounting books at the discretion of a court having jurisdiction over the Fund and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant registration statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(B) Foreign Exchange Control:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends or repurchase money of the Shares to Japanese Shareholders.

(C) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building, 6- , Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the continuous disclosure filing with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance and for the registration with the Commissioner of Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building, 6-1, Marunouchi, 2-chome
Chiyoda-ku, Tokyo

(D) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigation related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted. Audited financial accounts of the Fund will be incorporated in the Japanese Annual Securities Report]

2. CONDITION OF THE FUND

Statement of Net Assets

		(As of the end of December, 2013)

		JPY
	USD (except d)	(in thousands, except d, e)

Total Assets	$6,427,450,970	677,389,058

Total Liabilities	$1,166,547,965	122,942,490

Total Net Assets
(a-b)	$5,260,903,005	554,446,568

Total Number of Shares
Outstanding

Class A	322,089,241	Shares
Class B	10,486,445	Shares
Class C	108,444,396	Shares
Class M	29,763,258	Shares
Class R	661,835	Shares
Class R5	1,300	Shares
Class R6	1,300	Shares
Class Y	196,539,467	Shares

Net Asset Value
per Share

Class A	$7.92	835
Class B	$7.85	827
Class C	$7.80	822
Class M	$7.80	822
Class R	$7.84	826
Class R5	$7.86	828
Class R6	$7.86	828
Class Y	$7.86	828

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST UNITS

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services with an address of One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Fund

(1) Outline of the Fund

(A) Amount of Capital Stock

Not applicable.

(B) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be fewer than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholder called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any U.S. state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or, under certain circumstances, when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(2) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained the Investment Management Company, the investment adviser, to render investment advisory services, State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Investor Services, Inc., to act as Investor Servicing Agent.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund subject to its supervision.

(3) Financial Conditions of the Fund

Same as “III Financial Conditions of the Fund” in “PART I INFORMATION CONCERNING THE FUND.”

(4) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and is consistent with the Fund’s current Compliance Policy pursuant to Rule 17a-7 under the Investment Company Act of 1940.

(5) Miscellaneous

(A) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(B) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(C) Litigation and Other Important Matters

i) The fiscal year end of the Fund is September 30.

ii) The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, LLC (Investment Management Company)

(1) Outline of the Investment Management Company

(A) Amount of Capital

(1) Amount of Member’s Equity of the Investment Management Company* (as of the end of December, 2013)

$31,629,941* (approximately JPY 3.33billion) (Unaudited)

(2) Member’s Equity for the past five years:

Year	Member’s Equity
End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$135,510,826
End of 2012	$21,073,034*
End of 2013	$31,629,941*(Unaudited)

* Consists of all components of equity and Parent Company relationship.

(B) Structure of the Management of the Investment Management Company

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Core Fixed-Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, at least 75% of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its portfolio managers.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Investment Management Company's Core Fixed-Income and Fixed-Income High-Yield Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the Fund's portfolio.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. The Investment Management Company’s and the Sub-Investment Management Company’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income and Fixed-Income High-Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

(2) Description of Business and Outline of Operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December 2013 the Investment Management Company managed, advised, and/or administered the following 116 funds and fund portfolios (having an aggregate net asset value of approximately $76.7 billion:)

	(As of the end of December 2013)

Country name
where the fund is	Principal Characteristics	Number of	Total Net Assets
established or		Funds	($million)
managed

	Closed-End Type Bond Fund	6	$2,506.37
United States
	Open-End Type Balanced Fund	17	$19,256.78

	Open-End Type Bond Fund	36	$23,754.71

	Open-End Type Equity Fund	57*	$31,208.58

*May include one or more funds whose portfolios become more conservative over time by increasing their bond allocations.

(3) Financial Conditions of the Investment Management Company

[Omitted; in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

(4) Restrictions on Transactions with Interested Parties

(the same as 1. (4) Restrictions on Transactions with Interested Parties)

(5) Miscellaneous

(A) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either shareholders or directors, in accordance with the Articles of Organization and By-Laws of the Investment Management Company.

(B) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(D) Amendment to the Limited Liability Company Agreement, Transfer of Business, Litigation and Other Important Matters.

a. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member.

b. Under the Limited Liability Company Act of The State of Delaware, merger or transfer of business requires the consent of the Member.

c. The Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

II. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent)

(1) Amount of Capital of Investor Servicing Agent

U.S. $289,813* (approximately ¥30.54 million) as of the end of December, 2013(Unaudited)

* Consists of all components of equity and Parent Company relationship.

(2) Description of Business

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and investor servicing agent services to mutual funds, including the Fund, since January 1, 2009.

(3) Outline of Business Relationship with the Fund

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(B) Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital of the Principal Underwriter

U.S. $51,480,782* (approximately ¥5.43 billion) as of the end of December, 2013.

* Consists of all components of equity. Excludes Parent Company relationship.

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam funds, including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(C) SMBC Friend Securities Co., Ltd. (the Distributor in Japan and Agent Company)

(1) Amount of Capital

¥ 27,270 million as of the end of December, 2013

(2) Description of Business

SMBC Friend Securities Co., Ltd has been registered under the Financial Instruments and Exchange Law and engages in the financial instruments business in Japan.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Putnam Investments Limited (the Sub-Investment Management Company)

(1) Amount of Capital of the Sub-Investment Management Company

U.S. $25,524,659* (approximately ¥2.69billion) as of the end of December, 2013. (Unaudited)

* Consists of figure reported to FCA (UK Regulatory Accounting) on a quarterly basis, translated into US Dollars. On non-quarter-end months, consists of the prior quarter’s reported figure rolled forward to include quarter-to-date income or loss.

(2) Description of Business:

The Sub-Investment Management Company is a United Kingdom corporation and an affiliate of the Investment Management Company. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

The Sub-Investment Management Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

(E) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S. $19,755,331 thousand (JPY 2,082 billion) as of the end of December 31, 2013.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(3) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(F) Capital Relationships

100% of the ownership interest in each of the Investment Management Company and the Sub-Investment Management Company is held indirectly by Putnam Investments, LLC.

III. OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies (“investment company” or “fund”). This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations," including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements that offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (“1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations governing their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (“1933 Act”), in general, regulates the offer and sale of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (“1934 Act”) regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to U.S. federal income taxation under the Internal Revenue Code of 1986, as amended (the “Code”). However, under Subchapter M of the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" and meets all other necessary requirements.

5. Commodity Exchange Act

The Fund is a commodity pool under the Commodity Exchange Act (the “CEA”) and Putnam Management is registered as a “commodity pool operator” under the CEA with respect to this Fund. Consequently, Putnam Management is required to make periodic disclosures, relating to the Fund, to investors and regulators, including the Commodity Futures Trading Commission (“CFTC”).

6. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC, CFTC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, with respect to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. The CFTC has the broad authority to oversee the application and enforcement of the CEA. The CEA, and the regulations promulgated there under, broadly govern trading in commodity interests and related activities.

3. State authorities typically have broad authority to regulate the activities of brokers, dealers, and other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current and prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must also be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Update its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. File semi-annual and annual financial reports with the SEC and distribute them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, non-U.S. custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business and represents the interests of the Putnam fund shareholders. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of a shareholder’s order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment, for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders are normally entitled to receive the net assets of a fund which is liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." The following discussion is very general and does not constitute tax advice. There may be other tax considerations applicable to such non-U.S. shareholders, including in particular Japanese resident shareholders under the United States-Japan tax treaty. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

Shareholders who are treated as United States persons and shareholders who hold Fund shares in connection with the conduct of a trade or business in the United States should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), the investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. General

Taxation of the Fund and Its Shareholders Generally:

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in "qualified publicly traded partnerships" (as defined below) (collectively, “qualifying income”);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c) (2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund were to make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after

October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Net capital losses (that is, capital losses in excess of capital gains) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carry-forwards. Capital loss carry-forwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carry-forward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carry-forward period. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carry-forwards as of the end of its most recently ended fiscal year.

B. U.S. Federal Income Taxation of Fund Distributions in General:

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carry-forwards) that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be treated as long-term capital gains includible in and taxed at the rates applicable to a shareholder’s net capital gain. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased when the Fund’s net asset value and, therefore, the price of the shares of the Fund, reflect either unrealized gains, or realized but undistributed income or gains. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments:

Special Risks for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance, and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance, will be treated as debt obligations that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Securities purchased at a premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

At-risk or defaulted securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. U.S. tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Non-U.S. currency transactions. The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Because it is not always possible to identify a non-U.S. corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Other Derivatives, Hedging and Related Transactions. The Fund's transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund's investments in derivative instruments and non-U.S. currency-denominated instruments, and any of the Fund's transactions in non-U.S. currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund's book income is less than the sum of its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund's book income exceeds the sum of its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Non-U.S. Taxation. Income received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund's assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. Shareholders that are not subject to U.S. federal income tax generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Sale or Redemption of Shares. The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

C. U.S. Tax Treatment of Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, dividends paid by the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. These dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding. Notwithstanding the above, as described in more detail immediately below, distributions properly reported as Capital Gain Dividends and, for distributions with respect to taxable years beginning before January 1, 2014, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) generally are not subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Interest-Related Dividends"), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Short-Term Capital Gain Dividends"). This exception to withholding for Interest-Related Dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation. The exception to withholding for Short-Term Capital Gain dividends does not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating

183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. The Fund is permitted to report such part of its dividends as Interest-Related Dividends and/or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders.

This exemption from withholding for Interest-Related Dividends and Short-Term Capital Gain Dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

Each prospective investor is urged to consult its tax adviser regarding the application of these rules with respect to the prospective investor’s own situation, including investments through an intermediary.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a shareholder may be subject to U.S. federal income tax if (i) in the case of a non-U.S. holder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (ii) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States. If a shareholder is eligible for the benefits of a tax treaty, including the United States-Japan tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders of the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund shares through non-U.S. entities should consult their tax advisors about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations:

Under Treasury regulations, if a shareholder who is required to file a U.S. tax return recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding:

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax.

Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares.

If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and Interest-Related Dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, non-U.S. and other tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. The investment adviser, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of the Ministry of Finance in Japan (for the Fund's accounting period from October 1, 2012 to September 30, 2013).

March 15, 2013 Annual Securities Report (the Eighteenth term)

June 28, 2013 Semi-annual Report (during the Nineteenth term)

V. MISCELLANEOUS

Not applicable.